                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 19, 2001
                                                         ----------------


                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                       001-09186             23-2416878
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  (State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)               File Number)         Identification No.)


       3103 Philmont Avenue, Huntingdon Valley, PA                   19006
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       (Address of Principal Executive Offices)                    (Zip Code)



        Registrant's telephone number, including area code: (215) 938-8000
                                                            --------------









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Item 5.  Other Events.

         The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.

Item 7(c).        Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.                Item
-----------                ----
1                 Terms Agreement, dated as of January 19, 2001, among Toll Corp., as Issuer, Toll
                  Brothers, Inc., as Guarantor, Banc of America Securities LLC, UBS Warburg
                  LLC and Credit Lyonnais Securities (USA) Inc.*

4                 Authorizing Resolutions relating to $200,000,000 principal amount of 8 1/4%
                  Senior Subordinated Notes due 2011 of Toll Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc.*

5                 Opinion and Consent of Wolf, Block, Schorr and Solis-Cohen LLP.*

12                Statement of Computation of Ratios of Earnings to Fixed Charges.*

23                Consent of Independent Auditors.*

* Filed electronically herewith.








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                                   Signatures

                            -------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TOLL BROTHERS, INC.



Dated: January 23, 2001                      By: /s/ Joseph R. Sicree
                                                 -------------------------------
                                                 Joseph R. Sicree
                                                 Vice President








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                                  Exhibit Index
                           ---------------------------

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.               Item
-------           -----

1                 Terms Agreement, dated as of January 19, 2001, among Toll Corp., as
                  Issuer, Toll Brothers, Inc., as Guarantor, Banc of America Securities LLC,
                  UBS Warburg LLC and Credit Lyonnais Securities (USA) Inc.*

4                 Authorizing Resolutions relating to $200,000,000 principal amount of
                  8 1/4% Senior Subordinated Notes due 2011 of Toll Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc.*

5                 Opinion and Consent of Wolf, Block, Schorr and Solis-Cohen LLP.*

12                Statement of Computation of Ratios of Earnings to Fixed Charges.*

23                Consent of Independent Auditors.*

* Filed electronically herewith.